Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MindWalk Holdings Corp. (the “Company”) on Form 20-F for the period ended April 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Scott Areglado, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 22, 2026	/s/ R. Scott Areglado
R. Scott Areglado
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to MindWalk Holdings Corp. and will be retained by MindWalk Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.